UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Incentive Plan

On April 23, 2019, the shareholders of PerkinElmer, Inc. (the “Company”) approved the Company’s 2019 Incentive Plan (the “2019 Plan”), which was previously approved by the board of directors of the Company (the “Board”) on January 24, 2019. The 2019 Plan is intended to replace the Company’s 2009 Incentive Plan (the “2009 Plan”), which is scheduled to expire by its own terms on April 28, 2019. Effective as of April 23, 2019, no additional awards will be made under the 2009 Plan. Upon the expiration of the 2009 Plan, all then-outstanding awards under the 2009 Plan will remain in effect.

Upon shareholder approval of the 2019 Plan, a total of 6,250,000 shares of the Company’s common stock (“Common Stock”) became available for grant under the 2019 Plan. In addition, to the extent that awards outstanding under the 2009 Plan expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, the shares of Common Stock underlying such awards will become available for grant under the 2019 Plan (subject to an overall limit of 2,502,900 shares and further subject in the case of incentive stock options to any limitations of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations thereunder).

The 2019 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards.

Employees, officers, and directors, as well as the Company’s consultants and advisors, are eligible to receive awards under the 2019 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

Except in the case of newly hired or promoted employees, the maximum number of shares with respect to which awards may be granted to any participant under the 2019 Plan may not exceed 800,000 shares per calendar year. For newly hired or promoted employees, the maximum limit is 1,500,000 shares. Additionally, no single participant may in any calendar year receive a payment in excess of $15,000,000 pursuant to a performance award payable in cash, of which no more than $5,000,000 may be made for any cash-based annual bonus performance award and no more than $10,000,000 may be made for any multi-year cash-based long-term incentive performance award.

The 2019 Plan provides that no more than 50,000 shares may be made subject to awards granted under the 2019 Plan to any individual non-employee director in any calendar year and that the maximum amount of cash compensation paid in any calendar year to an individual non-employee director may not exceed $500,000 in the case of an incumbent director or $750,000 in the case of the chairman of the Board. Exceptions to these limitations may only be made by the Board in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

The 2019 Plan is administered by the Board. Under the terms of the 2019 Plan, the Board may delegate authority under the 2019 Plan to one or more committees or subcommittees of the Board. The Board has authorized the Compensation and Benefits Committee of the Board (the “Committee”) to administer certain aspects of the 2019 Plan, including the granting of awards to executive officers.

The Board or the Committee may modify awards granted under the 2019 Plan to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2019 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

The foregoing description of the 2019 Plan is qualified in its entirety by reference to the 2019 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forms of Award Agreements under the 2019 Incentive Plan

In connection with the adoption of the 2019 Plan, the Committee also approved new form agreements for awards to be granted under the 2019 Plan, including the following:

•	Forms of stock option awards for use for grants to executive officers of the Company;

•	Forms of restricted stock awards for use for grants to executive officers of the Company; and

•	Forms of restricted stock unit awards for use for grants to executive officers of the Company and for non-employee directors of the Company.

These forms are filed as Exhibits 99.2 through 99.8 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on April 23, 2019, the shareholders voted on the following proposals:

•	a proposal to elect the eight nominees for director named below for terms of one year each;

•	a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•	a proposal to approve, by non-binding advisory vote, the Company’s executive compensation; and

•	a proposal to approve the 2019 Plan.

The shareholders elected each of the nominees to serve as a director for a term of one year. The final number of votes cast for or against or abstaining and the number of broker non-votes for each nominee are listed below. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the proposal to approve, by non-binding advisory vote, the Company’s executive compensation, and the proposal to approve the 2019 Plan were each also approved. The final number of votes cast for or against or abstaining from voting on those three proposals and the number of broker non-votes on the executive compensation proposal and 2019 Plan proposal are listed below.

Proposal #1 – To elect the following nominees as our directors for terms of one year each:

Name	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
Peter Barrett	98,101,555	1,642,257	179,876	5,394,002
Samuel R. Chapin	99,504,914	237,314	181,460	5,394,002
Robert F. Friel	97,565,443	1,921,411	436,834	5,394,002
Sylvie Grégoire, PharmD	98,517,811	1,226,785	179,092	5,394,002
Alexis P. Michas	97,348,858	2,140,554	434,276	5,394,002
Patrick J. Sullivan	98,081,061	1,660,061	182,566	5,394,002
Frank Witney, PhD	98,832,033	911,227	180,428	5,394,002
Pascale Witz	99,126,587	615,801	181,300	5,394,002

Proposal #2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
104,241,693	831,290	244,707	0

Proposal #3 – To approve, by non-binding advisory vote, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
97,319,932	2,337,987	265,769	5,394,002

Proposal #4 – To approve the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
98,375,904	1,420,918	126,866	5,394,002

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	PerkinElmer, Inc. 2019 Incentive Plan, filed with the Securities and Exchange Commission on March 13, 2019 as Appendix B to the Registrant’s definitive proxy statement on Schedule 14A (File No. 001-05075) and incorporated herein by reference.

99.2	Form of Restricted Stock Unit Agreement for grants to non-employee directors under the 2019 Incentive Plan.

99.3	Form of Restricted Stock Unit Agreement (Performance-based vesting) with single-trigger vesting acceleration upon a change of control for grants to executive officers under the 2019 Incentive Plan.

99.4	Form of Restricted Stock Unit Agreement (Performance-based vesting) with double-trigger vesting acceleration following a change of control for grants to executive officers under the 2019 Incentive Plan.

99.5	Form of Stock Option Agreement with single-trigger vesting acceleration upon a change of control for grants to executive officers under the 2019 Incentive Plan.

99.6	Form of Stock Option Agreement with double-trigger vesting acceleration following a change of control for grants to executive officers under the 2019 Incentive Plan.

99.7	Form of Restricted Stock Agreement with single-trigger vesting acceleration upon a change of control for grants to executive officers under the 2019 Incentive Plan.

99.8	Form of Restricted Stock Agreement with double-trigger vesting acceleration following a change of control for grants to executive officers under the 2019 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: April 24, 2019	By:	/s/ John L. Healy
John L. Healy
Vice President and Assistant Secretary